UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	UMH	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $0.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 17, 2025, the Board of Directors of UMH Properties, Inc. (the “Company”) appointed Mr. Todd J. Clark as a Class I Director to fill a vacancy on the Company’s Board of Directors for the term of Class I expiring in 2028. Mr. Clark has not yet been appointed to any committees of the Board of Directors.

Mr. Clark is the Dean of Widener University Delaware Law School. He has written numerous articles on legal issues including employment discrimination and corporate justice. Mr. Clark has also co-authored a textbook on corporate justice. He regularly teaches courses in various legal subjects including contracts, employment discrimination and corporate justice. Mr. Clark possesses a juris doctorate from University of Pittsburgh School of Law, his master’s degree in business administration from West Virginia University School of Business and Economics and his undergraduate degree in political science from Wittenberg University.

In connection with his appointment, Mr. Clark will receive the standard compensation payable to directors of the Company, consisting of an annual cash retainer of $60,500, an annual equity retainer in the form of fully vested Common Shares having a grant date fair value equal to $75,000 and will be eligible to receive other compensation, including awards under the Company’s 2023 Equity Incentive Award Plan, as described in the Company’s Proxy Statement dated April 4, 2025 for the Company’s Annual Meeting on May 28, 2025, filed with the Securities and Exchange Commission.

There were no material arrangements or understandings, or any material plan or contract, between Mr. Clark and any other persons regarding Mr. Clark’s appointment. There are no family relationships between Mr. Clark and any of the Company’s other directors or executive officers, and the Company has not entered into any transactions with Mr. Clark that are reportable pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Clark as a Class I Director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 18, 2022, announcing the appointment of Mr. Clark.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2025	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

99.1	Press release dated September 18, 2025, announcing the appointment of Mr. Clark
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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